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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ____________________________________


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                      ____________________________________


        Date of Report (Date of earliest event reported)    January 3, 2003


                           Madison River Capital, LLC
             (Exact Name of Registrant as Specified in Its Charter)



           Delaware                       333-36804               56-2156823
(State or Other Jurisdiction of    Commission File Number      (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


                             103 South Fifth Street
                          Mebane, North Carolina 27302
          (Address of Principal Executive Offices, Including Zip Code)

                                 (919) 563-1500
              (Registrant's Telephone Number, Including Area Code)





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ITEM 5.  Other Events

On January 3, 2003, Madison River Capital, LLC issued a press release announcing its expectations of the impact the full troop deployment from Fort Stewart will have on the operations of Coastal Utilities, Inc., its rural local exchange carrier located in Hinesville, Georgia. The press release is attached hereto as
Exhibit 99.1 and is hereby incorporated by reference herein.


ITEM 7.  Financial Statements and Exhibits

(a)  Financial statements of businesses acquired.

     Not applicable

(b)  Pro forma financial information.

     Not applicable

(c)  Exhibits.

     99.1  Press release dated January 3, 2003 of Madison River Capital, LLC.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MADISON RIVER CAPITAL, LLC


Date:  January 3, 2003                 /s/  PAUL H. SUNU
                                       ---------------------------
                                       Name:  Paul H. Sunu
                                       Title:  Managing Director, Chief
                                               Financial Officer and Secretary

                                 EXHIBIT INDEX

  Exhibit
  Number                               Description
  -------   ------------------------------------------------------------------
   99.1     Press release dated January 3, 2003 of Madison River Capital, LLC announcing its expectations of the impact from the full troop deployment from Fort Stewart on the operations of Coastal Utilities, Inc., its rural local exchange carrier located in Hinesville, Georgia.